UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2014

Zoetis Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35797	46-0696167
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

100 Campus Drive, Florham Park, NJ	07932
(Address of principal executive offices)	(Zip Code)

(973) 822-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
The information set forth under Item 7.01 of this Current Report on Form 8-K is incorporated into this Item 2.02 by reference.

Item 7.01. Regulation FD Disclosure.
On November 18, 2014, Zoetis Inc. issued a press release announcing guidance for its full-year 2015 financial results and outlining its longer-term financial goals through 2017. A copy of the press release is attached hereto as Exhibit No. 99.1 and is incorporated by reference into this Item 7.01.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibit:

99.1 Press Release of Zoetis Inc. dated November 18, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOETIS INC.

By:	/s/ Heidi C. Chen
Name:	Heidi C. Chen
Title:	Executive Vice President,
General Counsel and Corporate Secretary
Dated: November 18, 2014

INDEX OF EXHIBITS

Exhibit
Number	Description

99.1	Press Release of Zoetis Inc. dated November 18, 2014.